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                           GMAC COMMERCIAL CREDIT LLC


                               September 22, 2000


Bernard Chaus, Inc.
1410 Broadway
New York, New York, 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey, 07094
Attention: Bart Heminover, Chief Financial Officer

Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between us dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Initially capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     It is hereby agreed that, effective as of September 22, 2000, the Financing Agreement shall be amended as follows:

     1. Section 9.1(d) is restated with respect to the covenant requirement applicable as of June 30, 2000 and amended to provide that the Borrower will not permit its Tangible Net Worth to be less than the following amounts as of the following dates:

             "As of June 30, 2000              $17,000,000
              As of September 30, 2000         $15,000,000
              As of December 31, 2000          $14,000,000
              As of March 31, 2001             $14,000,000
              As of June 30, 2001              $14,000,000"


     2. Section 9.1(e) is restated with respect to the covenant requirement applicable as of June 30, 2000 and amended to provide that the Borrower will not permit its Working Capital to be less than the following amounts on the following dates:


             "As of June 30, 2000              $17,000,000
              As of September 30, 2000         $19,000,000
              As of December 31, 2000          $17,000,000
              As of March 31, 2001             $17,000,000
              As of June 30, 2001              $17,000,000"

     3. Section 9.1(g) is restated with respect to the covenant requirements applicable to the fiscal quarter and fiscal year ended June 30, 2000 and amended to provide that the Borrower's (i)



        1290 AVENUE OF THE AMERICAS o NEW YORK, NY 10104 o 212-884-7000

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Loss (after taxes) will not exceed and (ii) Profit (after taxes) will not be less than the amounts specified below as applicable to the indicated Period under the applicable column:

                                              Maximum           Minimum
"Period                                       Permitted Loss    Permitted Profit
-------                                       --------------    ----------------

Fiscal quarter ended June 30, 2000            $5,300,000

Fiscal year ended June 30, 2000                                 $50,000

Fiscal quarter ended September 30, 2000       $2,000,000

Fiscal quarter ended December 31, 2000        $2,000,000

Fiscal quarter ended March 31, 2001                             $200,000

Fiscal quarter ended June 30, 2001               -0-

Fiscal year ended June 30, 2001               $3,500,000"

     Except as hereinabove specifically set forth, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.

     If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.



                                     Very truly yours,
                                     GMAC COMMERCIAL CREDIT LLC

                                     By: /s/ John H. McGowen
                                        -----------------------------------
                                        Title: Vice President


AGREED AND ACCEPTED:
BERNARD CHAUS, INC


By: /s/ Barton Heminover
   ---------------------------------
   Title: Vice President of Finance


GUARANTOR:

CHAUS RETAIL, INC.

By: /s/ Barton Heminover
   ---------------------------------
   Title: Vice President of Finance




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